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                                                                    EXHIBIT 99.2






    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2002 (the "Report") by Sixx Holdings, Incorporated ("Company"), the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ James H. Randolph, Jr.
                                                ---------------------------
                                                James H. Randolph, Jr.
                                                Acting Chief Financial Officer
                                                August 13, 2002